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                                                                   EXHIBIT 10.48

                      FIRST AMENDMENT TO LEASE AGREEMENT
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     THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment"), is made this __ day of January, 1993, by and between CONCOURSE VI ASSOCIATES (as "Landlord" ) and AMERICA'S FAVORITE CHICKEN COMPANY (as "Tenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, Landlord and Tenant did enter that certain Lease Agreement (the "Original Lease"), dated as of __, 1992.

     WHEREAS, Landlord and Tenant desire to modify and amend the Original Lease, in the manner and for the purposes herein set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained and for other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

     1.    Reimbursement for Increases in Operating Expenses and Taxes.
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(a) With respect to Paragraph 3(g) of the Original Lease, Tenant hereby agrees that it must elect whether or not to review or audit Landlord's records of Operating Costs by giving notice to Landlord of such election within sixty (60) days of Tenant's receipt of the operating statement described in said Paragraph 3 of the Original Lease.

          (b) With respect to Special Stipulation 12(c) of the Original Lease, Landlord and Tenant agree that Landlord shall only be obligated to keep and retain the books and records related to Operating Costs for the Building for a period of three (3) years after the end of the calendar year for which those Operating Costs relate.

     2.    Tenant's Care of the Premises. With respect to Paragraph 7(e)
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of the Original Lease, the phrase "if any", shall be inserted after the phrase
"obligations".

     3.    Services. With respect to Paragraph 8(a)(iii) of the Original
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Lease, the word "necessities" is hereby deleted, and the phrase "items as
Landlord deems necessary, in Landlord's reasonable judgment, from time to time" is inserted in lieu thereof.

     4.    Destruction or Damage to Premises. With respect to Paragraph 9(a)
           ---------------------------------
of the Original Lease, Landlord and Tenant hereby covenant and agree that if Landlord has indicated that it will substantially complete the restoration of the Premises within one hundred eighty (180) days of the date of damage or destruction and, on the basis of said statement, Tenant has elected to not cancel the Lease, but, at the end of the one hundred eightieth (180th) day after the damage or destruction in question, the Premises are not substantially completed, but are under construction and could be completed within thirty (30) days thereafter with reasonable diligence, then Landlord shall have an additional thirty (30) days to so substantially complete the work in the Premises, and an additional
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thirty (30) days shall pass, prior to Tenant having the right to terminate the
Lease arising out of Landlord's failure to so substantially complete the Premises within the time period indicated.

     5.    Hazardous Wastes. With respect to Paragraph 42 of the Original
           ----------------
Lease, Landlord and Tenant agree that nothing in said Paragraph 42 shall preclude or prohibit Landlord from charging any testing related or with respect to a release of hazardous materials as an Operating Cost of the Building, to the extent such cost would be chargeable as an Operating Cost under the Original Lease.

     6.    Condemnation. With respect to Special Stipulation 18(b) of the
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Original Lease, Tenant shall only be able to terminate the Lease if the taking specified in said Special Stipulation 18(b) materially interferes with Tenant's ability to conduct its business from the Premises, as such interference is determined in Tenant's reasonable judgment.

     7.    Interruption of Services. With respect to Special Stipulation 19 of
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the Original Lease, after the word "Landlord" in the 7th line of said paragraph, the phrase "and Tenant has given notice to Landlord of the existence and effect of such interruption" shall be inserted in and made a part of said provision.

     8.    No Other Modifications. Except as expressly modified by the
           ----------------------
terms and conditions of this First Amendment, the Original Lease remains unmodified and of full force and effect.

     9.    Transfers, Successors and Assigns. This First Amendment shall
           ---------------------------------
inure to the benefit of and shall be binding upon Landlord, Tenant and their respective transfers, successors and assigns.

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed under seal and delivered, on the day and year first above written.

                                     "Landlord"

     Concourse VI Associates, a Georgia general partnership

                                     By: Landmark Forty-Two, L.P., a Georgia
                                         limited partnership, as the managing
                                         general partner of Concourse VI
                                         Associates

                                    By:  The Landmarks Group Properties
                                         Corporation, a Georgia corporation, as
                                         the sole general partner of Landmark
                                         Forty-Two, L.P.

                                    By: /s/
                                       -------------------------------------
                                       Its:
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                                    By: /s/
                                       -------------------------------------
                                       Its:
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                                                 (CORPORATE SEAL)


                                    "Tenant"


                                    America's Favorite Chicken
                                    Company, a Minnesota corporation

                                    By: /s/
                                       -------------------------------------
                                       Its:
                                           ---------------------------------

                                    Attest: /s/
                                           ---------------------------------
                                           Its:
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                                                    (CORPORATE SEAL)